AXA

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2006 of
AXA (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Henri de Castries, Chief Executive Officer and Chairman of the
Management Board of the Registrant, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as amended; and

(2)        The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/	Henri de Castries ____________________ Chief Executive Officer Chairman of the Management Board June 28, 2007

AXA

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F for the year ended December 31, 2006 of
AXA (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Denis Duverne, Chief Financial Officer and a Member of the
Management Board of the Registrant, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934, as amended; and

(2)        The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/	Denis Duverne ____________________ Chief Financial Officer Member of the Management Board June 28, 2007